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                                                                  EXHIBIT 10(c)


                          PLEDGE AND SECURITY AGREEMENT


                  This PLEDGE AND SECURITY AGREEMENT dated as of July 10, 1998 (as amended, supplemented or modified from time to time, this "Agreement") between Source One Mortgage Services Corporation (the "Company") and The First National Bank of Chicago, as collateral agent for the benefit of the Lenders (the "Agent"). The Company is sometimes referred to herein as the "Assignor" and the Agent is sometimes referred to herein as the "Assignee".

                                   BACKGROUND

         A. The Company is concurrently entering into that certain Revolving Credit Agreement dated as of the date hereof with the financial institutions named therein (the "Lenders") and the Agent, as administrative agent and collateral agent (as amended, supplemented or modified from time to time, the "Revolving Credit Agreement"), pursuant to which the Lenders shall make loans to the Company.

         B. In order to induce the Lenders to make loans under the Credit Agreement, the Assignor has agreed to grant to the Assignee a security interest for the benefit of the Lenders in and lien on a specified collateral account and all of its contents to secure the payment and performance by the Company of the "Secured Debt", as defined in the Credit Agreement (the "Secured Debt").

                  NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

         1.       Security.

                  (a) The Assignor agrees to establish and maintain the collateral account described below (the "Collateral Account") with Roney & Co. (the "Custodian", which term shall include any successors approved by the Agent as the "Custodian" hereunder) in order to hold the property to serve as collateral. As of the date of this Agreement, the FSA Common Stock (as defined in the Credit Agreement) listed on Exhibit A has been deposited in the Collateral Account. The Collateral Account shall be administered by the Custodian subject to that certain Control Agreement of even date herewith (as amended, supplemented, modified, restated or replaced, the "Control Agreement") among the Assignor, the Assignee and the Custodian.

                  Name and Address
                  of Custodian                                 Account No.
                  ----------------                             -----------

                  Roney & Co.                                  32708669
                  One Griswold
                  Detroit, Michigan 48226



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                  (b) As security for the repayment of the Secured Debt, the
Assignor hereby assigns, pledges, transfers and sets over to the Assignee for the benefit of the Lenders all of the Assignor's right, title and interest in and to: (i) the Collateral Account; (ii) all collateral in the Collateral Account and other amounts from time to time on deposit therein, including without limitation all financial assets, funds, items, instruments, investments, securities and other things of value at any time paid, deposited, credited to or held in or in transit to the Collateral Account and all securities entitlements arising with respect thereto; (iii) all cash and noncash proceeds thereof, including without limitation dividends paid on the Collateral and all investments made with the proceeds thereof; (iv) all cash, securities or other property which may be or become payable or attributable to the Assignor on account of any such Collateral, including any cash, securities or other property payable or distributable on account of any cash dividend, stock redemption, stock split, stock dividend or other dividend payable in property other than cash and any cash payable upon the maturity of any debt security; (v) cash and Cash Equivalents (as defined in the Credit Agreement) held by the Agent for the benefit of the Lenders as security for the Secured Debt; and (vi) the Settlement Account (as defined in the Credit Agreement) and all monies deposited therein (collectively, the "Collateral"); provided, that the Custodian shall pay all dividend payments received by it in respect of the Eligible Collateral deposited in the Collateral Account to or at the direction of the Assignor upon the Custodian's receipt thereof so long as the Agent shall not have given (and if given, not have withdrawn) written notice to the Custodian that a Default (as defined in the Credit Agreement) has occurred and is continuing or would occur after giving effect to such dividend payment. Upon a release of Collateral at the request of the Company in accordance with Section 4.5 of the Credit Agreement the Agent shall direct the Custodian to release the applicable Collateral to the Company. The Assignor will deliver to the Assignee any certificates which the Assignor may receive representing any securities which are subject to the Assignee's security interest, together with appropriate "stock powers" or "bond powers" or other appropriate instruments of assignment.

         2. Maintenance of Collateral Account. The Assignor will maintain the Collateral Account and pay all fees and expenses related thereto, including fees and expenses incurred by the Custodian in connection with its duties and obligations related to the Collateral Account.

         3. Perfection; Power of Attorney. The Assignor agrees (i) that it shall have caused Financial Security Assurance Holdings, Ltd. ("FSA") to reissue the FSA Common Stock which has been deposited into the Collateral Account in uncertificated form through the Depositary Trust Company in the "street name" of the Custodian prior to the effective date hereof, (ii) immediately to



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deliver to the Agent, or the Agent's nominee, all certificates, instruments or other documents, if any, evidencing any of the Collateral which may at any time come into the possession of the Assignor, (iii) to execute and deliver to the Agent such financing statements as the Agent may reasonably request with respect to the Collateral, (iv) to cause the Control Agreement to be executed and delivered, (v) to cause the Custodian to make a notation on its records indicating the security interest granted hereby, and (vi) to take such other steps as the Agent may from time to time reasonably request to perfect the Agent's security interest for the benefit of the Lenders in the Collateral under applicable law. The Assignor further agrees to execute and deliver to the Agent
(i) undated stock powers in form and substance satisfactory to the Agent, appropriately endorsed in blank, with respect to the Collateral and (ii) such other documents of transfer as the Agent may from time to time request to enable the Agent to transfer the Collateral into its name, the name of any other Lender, or the name of their respective nominees (all of the foregoing are hereinafter collectively referred to as the "Powers"). The Assignor further agrees, at the request of the Agent, to use its best efforts to cause FSA to issue, in substitution for existing certificates evidencing any of the Collateral, one or more new certificates ("Substitute Certificates") intended to evidence the Collateral evidenced by the certificates which are exchanged for the Substitute Certificates, and the Assignor shall immediately thereafter deliver such Substitute Certificates to the Agent, together with appropriate Powers.

            The Assignor hereby constitutes and appoints the Assignee as the true and lawful attorney of the Assignor with full power of substitution, (a) after the occurrence and continuation of a Default, to ask, demand, collect, receive, receipt for, sue for, and give acquittance for any and all amounts which may be or become due and payable on the Collateral; (b) after the occurrence and continuation of a Default, to execute any and all withdrawal requests, receipts or other orders for the payment of money drawn on the Collateral or the Collateral Account; (c) to endorse the name of the Assignor on all instruments given in payment or in partial payment therefor and, after the occurrence and continuation of a Default, to set-off or transfer the Collateral or any portion thereof into the Assignee's own name or the name of its nominee;
(d) to execute instruments of assignment of any item of Collateral which is a certificated security, including "stock powers" and "bond powers"; (e) to issue any instruction or take any other action necessary to cause the Assignee's security interest for the benefit of the Lenders in the Collateral to be perfected; and (f) to file any claim or take any other action, either in its own name or that of the Assignor, which the Assignee deems reasonably necessary to protect and preserve its interest hereunder. All authorizations and agencies herein contained or granted to the


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Assignee with respect to the Collateral are irrevocable and constitute powers coupled with an interest.

         4. Representations, Warranties and Covenants. The Assignor hereby represents, warrants and covenants to the Assignee and the Lenders that: (a) it owns and shall maintain the Collateral free and clear of any and all pledges, liens, adverse claims, security interests or other encumbrances (referred to herein collectively as "Encumbrances") except the security interest created herein and shall neither transfer, sell, encumber or otherwise dispose of any of the Collateral nor create, assume or permit to exist any Encumbrance upon the Collateral except in accordance with the provisions of this Agreement; (b) the execution, delivery and performance of this Agreement are within the Assignor's corporate powers, are permitted in accordance with the terms of Assignor's articles of incorporation and by-laws, have been duly authorized by all necessary corporate action and will not violate any law, judgment or governmental regulations, or violate, conflict with or constitute a breach or default under any registration agreement, shareholder agreement or other agreement (including without limitation any agreement with or relating to FSA) which is binding upon or affects the Assignor or any of its property; (c) this Agreement constitutes the legal, valid and binding obligation of the Assignor, enforceable in accordance with its terms subject to any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and to general principles of equity; (d) the Collateral which has been delivered to the Custodian and the Collateral and other documentation delivered to the Assignee or the Custodian in connection with this Agreement and the Control Agreement are genuine and in all respects what they purport to be; (e) the FSA Common Stock which has been deposited in the Collateral Account is genuine, free from transfer restrictions, duly and validly authorized and issued, fully paid and non-assessable, (f) this Agreement is effective to create a valid and continuing lien on and perfected, first priority security interest in favor of the Assignee for the benefit of the Lenders in all Collateral, which lien and security interest is prior to all other Encumbrances; (g) the Collateral was continuously owned by either the Assignor or Assignor's indirect parent, Fund American Holdings Enterprises, Inc. or its subsidiaries, for the two (2) year period immediately prior to the date hereof, such period having been computed in compliance with the requirements of Rule 144(d) as promulgated by the SEC; (h) at the time the Collateral was contributed to Assignor, Fund American Holdings Enterprises, Inc. or its subsidiaries was not insolvent and had adequate capital to satisfy all of its obligations, (i) the Collateral is freely transferable by the Assignee as pledgee pursuant to the terms hereof free of any restrictions or conditions, including without limitation any Federal or state securities laws or regulations, the articles of incorporation or by-laws of FSA or any agreement with FSA or any

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other shareholder of FSA; and (j) FSA is in compliance with all current public information requirements of Rule 144(c) as promulgated by the SEC.

         5. Remedies Upon a Default. Upon the occurrence and continuance of a Default, the Assignee shall be entitled to deliver a "Notice of Exclusive Control" pursuant to the Control Agreement and to exercise any or all of the following remedies, and the Assignor shall observe and perform the following provisions and obligations:

            (a) The Assignee shall be entitled to receive the Collateral and any interest, investment income or payments in respect of the Collateral, which amounts may be applied by the Assignee to, and set off by the Assignee against, the Secured Debt in such manner as the Assignee, in its sole discretion, may determine, but subject to the terms of Section 10.4 of the Credit Agreement.

            (b) The Assignee shall have all of the rights and remedies of a secured creditor under the Uniform Commercial Code, as now and hereafter in effect in the State of Illinois and in any other state whose laws may be applicable with respect to the Collateral (the "Uniform Commercial Code"), including, without limitation, the right to enforce or foreclose on its lien on the Collateral, the right to withdraw and apply any or all amounts held in the Collateral Account constituting Collateral to the Secured Debt, the right to transfer any or all of the Collateral into the name of the Assignee or any nominee of the Assignee and the right to sell, assign or otherwise dispose of any or all of the Collateral at one or more private or public sales at which the Assignee may bid and purchase any or all of the Collateral in its own name or that of a nominee, free and clear of any equity of redemption which is hereby waived and released. The Collateral may be sold for cash or other value in any manner without demand, advertisement or notice, other than ten (10) days' prior written notice of the time and place of any public sale or the time after which any private sale may take place, given to the Assignor in the manner provided herein, which notice is agreed to be reasonable. In view of the fact that federal and state securities and insurance laws may impose certain restrictions on the method by which a sale of the Collateral may be affected, the Assignor agrees that the Agent may at any time permitted hereunder, attempt to sell all or any part of the Collateral by means of a private placement, restricting the bidders and prospective purchasers to those who are qualified and will represent and agree that they are purchasing for investment only and not for distribution. In so doing, the Agent may solicit offers to buy the Collateral, or any part thereof, from a limited number of investors deemed by the Agent, in its reasonable judgment, to be financially responsible parties who might be interested in purchasing the Collateral, or any part

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thereof. If the Agent solicits such offers from not less than four such investors, then the acceptance by the Agent of the highest offer obtained therefrom shall be deemed to be a commercially reasonable method of disposing of such Collateral. Agent shall be under no obligation to delay the sale of any of the Collateral for the period of time necessary to permit Assignor to cause the registration of securities for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws, even if Assignor would agree to cause FSA to do so. Agent shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase severally for the individual accounts of each of the Lenders the whole or any part of said Collateral so sold (any such shares purchased from time to time, the "Purchased Shares"), free of any right or equity of redemption, which equity of redemption Assignor hereby waives and releases to the extent permitted by applicable law. Any sale may be conducted by an auctioneer or by an officer, attorney or agent of the Agent. The Assignee shall apply the amounts withdrawn from or held in the Collateral Account including or the net proceeds of any such sale, upon receipt, in the following order of priorities:

                         (i) first, to the Agent in an amount sufficient to pay in full the out-of-pocket expenses of the Agent in connection with such sale, disposition or other realization, including all expenses, liabilities and advances incurred or made by the Agent in connection therewith, including reasonable attorneys' fees and expenses;

                        (ii) second, to the Assignee and the Lenders to payment of the Secured Debt in accordance with the terms of the Credit Agreement (including amounts which may be deposited in the Settlement Account (as defined in the Credit Agreement)); and

                       (iii) finally, upon payment in full of all of the Secured Debt, to Assignor or its representatives or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

The Company shall remain liable to the Assignee and the Lenders for any deficiency in payment of the Secured Debt remaining after any such application.

                  (c) Without limiting the generality of Section 5(b) or the availability of any remedy, Assignor acknowledges that regulatory or other concerns may require (or render it advisable for) Agent not to foreclose on all of the Collateral at the same time. Agent shall have the right to foreclose on any portion of the Collateral without limiting Agent's right to foreclose on all or a part of the remaining Collateral at any time or from time to

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time in the future. To the extent permitted by applicable law, Assignor waives the benefit of any statute or common law principle or decision which would preclude or limit Agent's right to foreclose sequentially. Until the Secured Debt has been repaid in full and all commitments under the Credit Agreement have been terminated, this Agreement shall remain in full force and effect with respect to any Collateral as to which Agent has not foreclosed.

                  (d) To the extent permitted by applicable law, the Assignor hereby knowingly, voluntarily and intentionally waives or covenants not to assert against the Assignee or any Lender any valuation, stay, appraisement, extension or redemption laws which are now or hereafter may be in effect and which, but for this Agreement, might be applicable to any application of amounts of Collateral held in the Collateral Account or sale made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Agreement or in respect of the Collateral.

                  (e) The Assignee and any person acting as its agent hereunder shall not, under any circumstance or in any event whatsoever, be liable to the Assignor for any acts or omissions or for any error of judgment or mistake of fact or law, except for gross negligence or willful misconduct. Notwithstanding the foregoing, it is understood that the Assignee is under no duty to take any of the foregoing actions and that the Assignee shall have no duty as to the collection or protection of the Collateral or any income therefrom or to mitigate damages relating thereto and no further duty to preserve any rights pertaining thereto.

                  (f) The Assignor shall, at the Assignee's request, assemble all records related to the Collateral and make them available to the Assignee at places which the Assignee may reasonably select, whether at the Assignee's offices or elsewhere, and will make available to the Assignee all premises and facilities of the Assignor for the purpose of inspecting all records related to the Collateral.

                  (g) The Assignor shall indemnify and hold harmless the Agent, the Lenders and each director, officer, employee, attorney and agent thereof (an "Indemnitee") against any loss, cost, expense or damage resulting from any claim, suit, action or proceeding against an Indemnitee arising out of the liquidation of any of the Collateral, including the settlement, collection or payment of any of the Collateral, or any instrument received in payment thereof, except for any of the foregoing which results from the gross negligence or willful misconduct of the Indemnitee. The terms of this Section 5(g) shall survive termination of this Agreement and repayment of the Secured Debt.

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         6. Limitation on Duties Regarding Collateral. The Assignee's sole duty with respect to the Collateral, safekeeping and physical preservation of documentation evidencing the Collateral in its possession shall be to deal with it in the same manner as it deals with similar property for its own account. Neither the Assignee nor any of its directors, officers, employees, attorneys or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so.

         7. Further Actions. The Assignor hereby further agrees, at its own expense, to execute and deliver, or cause to be executed and delivered, to the Assignee all further documents and instruments, including without limitation, Uniform Commercial Code financing statements and continuation statements, "stock powers", "bond powers", other instruments of assignment and instructions and perform all other acts which the Assignee may reasonably require in order to protect the Collateral, perfect or further evidence the security interest herein granted to the Assignee for the benefit of the Lenders or give effect to the exercise of any of the Assignee's remedies hereunder. The Assignee may file any financing statement to perfect its security interest for the benefit of the Lenders signed by the Assignor or the Assignee alone.

         8. Notices. All notices, consents and other communications required by or given under this Agreement (other than notices to the Custodian, which shall be given as provided in the Control Agreement) shall be in writing (transmitted by telecopy or otherwise) and shall be given and shall be effective in the manner provided in the Credit Agreement.

         9. Direction to FSA. The Assignor hereby irrevocably directs and authorizes FSA to remit all dividends and other distributions payable with respect to the Collateral to the Assignee or the Custodian upon written direction to such effect from the Assignee or the Custodian. Such dividends and/or distributions remitted to the Assignee shall be applied to the Secured Debt in accordance with the Credit Agreement. If Assignor shall receive any of the foregoing Collateral, Assignor shall accept the same as agent for the Lenders and hold the same in trust for the Lenders and deliver the same forthwith to Assignee in the exact form received, with the endorsement of Assignor when requested by Assignee and/or appropriate undated stock powers duly executed in blank (all in form and substance satisfactory to the Assignee), to be applied in accordance with the Credit Agreement. Any cash received upon or in respect of the Collateral under this Section upon the reorganization, liquidation or dissolution of FSA shall immediately be paid over to Assignee to be held by the Assignee as Collateral for the Secured Debt or to be applied in accordance with the Credit Agreement. All sums of money so paid or distributed in respect of the Collateral that are received by Assignor shall, until paid or delivered to the Assignee, be


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segregated from the other property or funds of Assignor and held by Assignor in trust as additional collateral security for the Secured Debt. Assignor shall give Assignee immediate notice of any such payment or distribution. The Assignor shall not send to FSA or the Custodian, and FSA and the Custodian shall not honor, any instructions contrary to those contained herein without the prior written consent of the Required Lenders. Assignor will advise Assignee promptly, in reasonable detail (including copies of any documents in question), of (i) any lien, security interest, encumbrance or claim made or asserted against any of the Collateral, (ii) any material change in the composition of the Collateral, including information regarding the issuance or creation of new rights that relate to the Collateral or FSA, (iii) the amendment or restatement in any material respect of the Articles of Incorporation of FSA, the by-laws of FSA or any registration agreement or other shareholders agreement regarding the Collateral, including, to the fullest extent consistent with applicable Federal and state securities laws, any proposed amendment of any such documents and (iv) to the fullest extent consistent with applicable Federal and state securities laws, the occurrence of any other event which might have a material adverse effect on the value of the Collateral or on the security interests created hereunder.

         10.      Miscellaneous.

                  (a) This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against the Assignor for liquidation or reorganization, should the Assignor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of the Assignor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Debt, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Debt, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Debt shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

                  (b) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. This Agreement is to be read,


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construed and applied together with the other documents and instruments executed in connection herewith which, taken together, set forth the complete understanding and agreement of the Assignor and the Assignee with respect to the matters referred to herein and therein.

                  (c) The representations, warranties and covenants set forth in this Agreement (whether directly or by reference to another document) shall survive the execution, delivery and termination of this Agreement.

                  (d) The Assignee shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the Assignee and then only to the extent therein set forth. A waiver by the Assignee of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Assignee would otherwise have had on any future occasion. No failure to exercise or delay in exercising, on the part of the Assignee, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Assignee (acting with the requisite consent of the Lenders to the extent required by the Credit Agreement) and the Assignor.

                  (e) All rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Agreement invalid, unenforceable, in whole or in part, or not

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entitled to be recorded, registered or filed under the provisions of any applicable law.

                  (f) This Agreement shall continue in effect (notwithstanding the fact that from time to time there may be no Secured Debt of the Assignor or commitments therefor outstanding) until the payment in full of the Secured Debt of the Assignor, the termination of all outstanding Advances and the termination of all commitments of the Lenders under the Credit Agreement, at which time the security interests granted hereby shall terminate and any and all rights to the Collateral shall revert to the Assignor. Upon such termination, the Assignee shall promptly return to the Assignor, at the Assignor's expense, such of the Collateral held by the Assignee as shall not have been sold or otherwise applied pursuant to the terms hereof. The Assignee will promptly execute and deliver to the Assignor such other documents as the Assignor shall reasonably request to evidence such termination.

                  (g) This Agreement and all obligations of the Assignor hereunder shall be binding upon the successors and assigns of the Assignor and shall, together with the rights and remedies of the Assignee hereunder, inure to the benefit of the Assignee, all future holders of any instrument or agreement evidencing any of the Secured Debt and its successors and assigns. No sales of participations, other sales, agreements, transfers or other dispositions of any agreement governing or instrument evidencing the Secured Debt or any portion thereof or interest therein shall in any manner affect the security interest granted to the Assignee hereunder. The Assignor may not assign, sell or otherwise transfer any interest in or obligation under this Agreement.

                  (h) This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one and the same agreement.

                  (i) IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS AND DECISIONS OF THE STATE OF MICHIGAN APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO CONFLICTS OF LAWS PROVISIONS THEREOF), AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THE ASSIGNOR HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE STATE OF MICHIGAN SHALL HAVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE ASSIGNOR AND THE ASSIGNEE PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH; PROVIDED, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE ASSIGNEE FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE SECURED DEBT, OR TO

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ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE ASSIGNEE. THE ASSIGNOR
EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND THE ASSIGNOR HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

                  (j) EACH PARTY HERETO WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED IN CONNECTION WITH, THIS AGREEMENT OR THE TRANSACTIONS RELATED HERETO. THE ASSIGNOR WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THE PRECEDING SENTENCE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES.

                  (k) The Assignor agrees to pay or reimburse the Assignee, immediately upon demand at any time or times, for all reasonable expenses incurred to perfect, protect and maintain continuously perfected the Assignee's security interest for the benefit of the Lenders, and the priority thereof, in the Collateral, or to preserve, protect, care for or insure any Collateral, or in the taking, holding, preparing for sale, or other disposition, selling or otherwise disposing of the Collateral, or any other action taken by the Assignee to enforce or exercise its rights or remedies under this Agreement, including without limitation, reasonable attorneys' fees, filing fees, documentary recordation taxes, appraisal charges and storage costs.

                  (l) Assignee agrees that it will not originate any entitlement orders concerning the Collateral Account unless a Default shall have occurred and be continuing, in which event it will provide a copy of any such entitlement orders to the Assignor as well.

                  IN WITNESS WHEREOF, the Assignor and the Assignee, intending to be legally bound, have executed this Agreement as of the date and year first written above.

                                              SOURCE ONE MORTGAGE SERVICES
                                              CORPORATION


                                              By:
                                                 ------------------------------
                                              Name:
                                                   ----------------------------
                                              Title:
                                                    ----------------------------

                                             THE FIRST NATIONAL BANK OF CHICAGO,
                                             as Collateral Agent


                                             By:
                                                -------------------------------
                                             Name:
                                                  -----------------------------
                                             Title:
                                                   -----------------------------

                                    EXHIBIT A

                            DESCRIPTION OF COLLATERAL


         3,460,200 shares of Common Stock of Financial Security Assurance Holdings, Ltd., a New York corporation, having a par value of $0.01 per share, together with any additional shares in FSA and any options or other rights with respect to FSA to which the holder of such shares becomes entitled hereafter.